EXHIBIT  99.1


                                    DDx, Inc.
                              7000 Broadway, #3-305
                                Denver, CO 80221
                                Tel: 303.440.5894
                                Fax: 303.427.2106

                                  CONFIDENTIAL

 27 October 2000

 Mr. Thomas V Geimer, Chairman
 Accelr8 Technology Corporation
 303 E. 17th Avenue, Suite 108
 Denver, CO 80203

 Fax: 303.863.1218

       Re:   Proposed Acquisition of OpTest Technology

 Dear Mr. Geimer:

     This letter is intended to set forth our understanding regarding the principle terms and conditions of the proposed acquisition of the OpTest Technology of DDx, Inc. (the "Transaction"), a Colorado corporation ("Seller"), by Accelr8 Technology Corporation, a Colorado corporation ("Buyer").

 Non-binding Nature of Obligation

     This letter is an expression of intent only and, except for the covenants and agreements set forth in "Due Diligence" and "Confidentiality" below (which shall be binding on the parties), neither Buyer or Seller nor any of their respective affiliates will be bound in any manner by the execution of this letter. The purpose of this letter is to serve as a basis for drafting and negotiating a definitive agreement regarding the purchase and sale of Seller's OpTest Technology assets (the "Agreement") to be executed by Seller and Buyer.

 Principle Terms of the Agreement and Related Transactions

     The Agreement and the documents evidencing related transactions will be prepared by Buyer's counsel and will provide as follows:

1. Acquisition of and Consideration for Seller's OpTest Technology. The consideration to be paid by Buyer to Seller at the Closing of the Transaction shall be $500,000 cash and shares of Buyer's common stock having a value of $2,500,000. The number of Buyer's common shares to be issued to Seller (the "Shares") shall be equal to the product of a fraction wherein the numerator is $2,500,000 and the denominator is the cash and cash equivalent value per share of Buyers issued and outstanding common shares. The Buyer's financial information and common shares issued and outstanding to be used for the determination of the cash and cash equivalent value per share shall be set forth in the Agreement, but it is the intent of the parties that the Seller shall be

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DDx, Inc./Accelr8 Technologies Corporation
Letter of Intent
27 October 2000
Page 2


protected from variations in Buyers common shares issued and outstanding and/or cash and cash equivalents that cause the value to fall outside of the range of $1.30 to $1.40 per share.

     The Shares issued at the Closing shall be placed in an escrow account, established by Buyer at Buyer's expense, with Computershare Investor Services. The Shares shall be released to Seller 50% upon the consummation of one OpTest Technology third party technology transfer event (the "First Event"), and 50% upon the consummation of a second technology transfer event (the "Second Event"); without limitation as to the dollar value of either the First Event or the Second Event. It is the intent of the parties hereto that technology licenses, research and development agreements, government grants or contracts, mergers, acquisitions, joint ventures, strategic. alliances and all such similar arrangements shall be considered to qualify as technology transfer events under this letter. If no such technology transfer events are consummated within the twelve months following the Closing of the Transaction, the Shares shall be released from the escrow account to Buyer.

     It is the further intent of the parties hereto that the common shares issued by Buyer to Seller shall be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended. However, the Shares issued to the Seller pursuant to the Agreement shall be registered at the Buyer's expense in connection with any public offering of the Buyer's common shares.

     Buyer shall also commit to invest a minimum of $ 1,000,000 in the further development of the OpTest Technology during the twelve months following the Closing of the Transaction. It is the intent of the parties hereto that expenditures or commitments for expenditures made by any third party under the First and Second Events shall be credited against Buyer's $1,000,000 development commitment. If there are any funds left in the development commitment budget after the First and Second Events, Buyer can decide to either apply the excess to a third technology transfer event or retain the balance.

     Buyer shall engage the services of Michael R. McClurg as a consultant to assist Buyer in the identification and negotiation of technology transfer events. Compensation for Mr. McClurg's services shall be a mutually agreeable daily consulting rate and out-of-pocket expense reimbursement.

     Except as otherwise agreed, the OpTest Technology will be free and clear and all liens, claims, pledges, security interests or other encumbrances.

2. Fees and Expenses. Each party to the Agreement and the related transactions will pay their own costs arising from such transactions (including, without limitation, attorneys' and accountants' fees and costs).

3. Governing Law. The Agreement and related transactions will be governed by and construed in accordance with the laws of the State of Colorado.

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DDx, Inc./Accelr8 Technologies Corporation
Letter of Intent
27 October 2000
Page 3


4. Other Customary Provisions. In addition to the foregoing, Buyer and Seller acknowledge and agree that the Agreement and the documents evidencing the related transactions will contain other representations, warranties, covenants, conditions, indemnities, and other provisions as are customary in transactions of the type contemplated hereby.

     This letter may not be assigned by either of the parties hereto.

     Seller and Buyer will use their respective best efforts to complete and sign the Agreement on or before 31 December 2000 ("Closing"). At Buyer's option and at no additional cost to Buyer, the original scheduled Closing date may be extended for up to 30 days. The Closing will take place at a mutually agreeable location.

 Due Diligence

     In consideration of the expenses to be incurred by Buyer in negotiating and investigating the proposed asset purchase transaction and related transactions, prior to the Closing, during business hours and upon reasonable notice to Seller, Seller will permit Buyer, and its counsel, DDx, Inc./Accelr8 Technologies Corporation accountants and other representatives, to examine all of Seller's OpTest Technology books and records, assets, properties, contracts, tax returns, and operating permits, and to otherwise engage in a complete and thorough due diligence review of its OpTest Technology properties, the Purchased Assets and Seller's OpTest Technology business. Seller agrees to cooperate with such examinations and analyses and to make its employees and agents reasonably available to discuss such due diligence matters.

Confidentiality

     In consideration of the expenses to be incurred by the parties in negotiating the proposed transactions, each party will keep all non-public information regarding the other party strictly confidential, except as may be required by law or in connection with any lawsuit between the parties or involving any party. Further, Buyer and Seller agree to keep all of the terms, conditions and provisions of this letter and the proposal set forth herein strictly confidential at all times and will not disclose or permit the disclosure of this letter, or its terms, conditions and provision to any third party whomsoever, except for disclosures of such information to their professional advisors and board of directors, who shall agree to keep such information strictly confidential at all times. No Party shall issue any press release or make any public announcement relating to this letter, or its terms, conditions or provisions without the prior written approval of all parties, except for such press releases or public announcements as legal counsel determines may be required by law to be made by the parties or any of their affiliates.

 Notices

     All communications with respect to this letter will be in writing, and will be deemed to have been duly delivered upon personal delivery; or as of the third business day after mailing by United States mail, certified, return receipt

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DDx, Inc./Accelr8 Technologies Corporation
Letter of Intent
27 October 2000
Page 4



requested, postage prepaid, addressed as follows; or as of the immediately following business day after deposit with Federal Express or a similar overnight courier service, charges prepaid, addressed as follow; or upon delivery by facsimile (with telephone confirmation of delivery and machine generated proof of transmission) to the facsimile number set forth below. Communications to Buyer will be directed to Thomas Geimer at the address or facsimile number set forth on page one of this letter. Communications to Seller will be directed to Michael R. McClurg at the address or facsimile number set forth on page one of this letter.

 Acceptance of Letter

     If Buyer is in agreement with the terms of this letter, please have an authorized representative sign in the space provided below and return a signed copy by fax, overnight courier or mail to Michael R. McClurg at DDx, Inc. at the address or facsimile number set forth on page one of this letter. If we do not receive a signed copy of this letter on or before 5:00p.m., Denver, Colorado time, on October 27, 2000, we will assume that Buyer has no further interest in pursuing this transaction.


     This letter may be executed in counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same document. This letter may be executed by facsimile signature and a facsimile signature shall constitute an original signature for all purposes.

                                            Very truly yours,

                                            DDx Inc., a Colorado Corporation



                                            By:  /s/  Michael R. McClurg
                                               --------------------------------
                                                      Michael R. McClurg
                                                      President





The proposal set forth in this letter has been accepted by the undersigned:

 BUYER:

 Accelr8 TECHNOLOGY CORPORATION,
 a Colorado Corporation



 By:  /s/  Thomas V. Geimer
    ----------------------------------
           Thomas V. Geimer
           Chairman